UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 3, 2005
                                                          -------------




                          Vishay Intertechnology, Inc.
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 1-7416
                                                 ------

           Delaware                                            38-1686453
           --------                                            ----------
 (State or other Jurisdiction of                             (I.R.S. Employer
         Incorporation)                                     Identification No.)


                   63 Lincoln Highway, Malvern, PA 19355-2143
                   ------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (610) 644-1300
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      Vishay Intertechnology, Inc. announced today its intention to commence a tender offer to purchase all outstanding shares of Siliconix incorporated, of which it owns 80.4% of the outstanding shares. Under the terms of the tender offer, Vishay will exchange 2.64 shares of its common stock for each Siliconix share.

      A copy of the press release announcing the intention by Vishay to commence the offer is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press Release issued by Vishay Intertechnology, Inc. dated March 3, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 3, 2005



                                        VISHAY INTERTECHNOLOGY, INC.

                                        By: /s/ Richard N. Grubb
                                          ------------------------------
                                          Richard N. Grubb
                                          Executive Vice President and
                                          Chief Financial Officer